POWER OF ATTORNEY

     The undersigned, the Chairman, President, Chief Executive Officer and a Director of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard
A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and

     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

     and any and all other documents and instruments in connection with the offering and sale of the Debt Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of 1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 24 day of July, 1997.



                             /s/ Emmanuel A. Kampouris
                                 ----------------------------------
                           Name: Emmanuel A. Kampouris
                          Title: Chairman, President, Chief
                                 Executive Officer and Director

                                POWER OF ATTORNEY

         The undersigned, the Vice President and Chief Financial Officer of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard
A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and

                  b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25 day of July, 1997.




                                            /s/ FRED A. ALLARDYCE
                                            --------------------------------
                                            Name: Fred A. Allardyce
                                            Title: Vice President and Chief
                                                   Financial Officer

                                POWER OF ATTORNEY

     The undersigned, the Vice President and Controller of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and

     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of July, 1997.



                                    /s/ G. Ronald Simon
                                    ------------------------------
                              Name: G. Ronald Simon
                             Title: Vice President and Controller

                                POWER OF ATTORNEY

     The undersigned, a Director of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and


     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27 day of July, 1997.



                                             /s/ Steven E. Anderson
                                             ---------------------------
                                     Name:   Steven E. Anderson
                                     Title:  Director

                                POWER OF ATTORNEY

     The undersigned, a Director of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and


     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25 day of July, 1997.



                                             /s/ Horst Hinrichs
                                              -----------------------
                                      Name:   Horst Hinrichs
                                      Title:  Director

                                POWER OF ATTORNEY

     The undersigned, a Director of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and


     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25 day of July, 1997.



                                                      /s/ George H. Kerckhove
                                                      -----------------------
                                              Name:   George H. Kerckhove
                                              Title:  Director

                                POWER OF ATTORNEY

     The undersigned, a Director of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and


     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25 day of July, 1997.



                                                    /s/ Shigeru Mizushima
                                                    -----------------------
                                            Name:   Shigeru Mizushima
                                            Title:  Director

                                POWER OF ATTORNEY

     The undersigned, a Director of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and


     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25 day of July, 1997.



                                                   /s/ Roger W. Parsons
                                                   ---------------------
                                           Name:   Roger W. Parsons
                                           Title:  Director

                                POWER OF ATTORNEY

     The undersigned, a Director of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and


     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27 day of July, 1997.



                                                  /s/ J. Danforth Quayle
                                                  ------------------------
                                          Name:   J. Danforth Quayle
                                          Title:  Director

                                POWER OF ATTORNEY

     The undersigned, a Director of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and


     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25 day of July, 1997.



                                                    /s/ David M. Roderick
                                                    ----------------------
                                            Name:   David M. Roderick
                                            Title:  Director

                                POWER OF ATTORNEY

     The undersigned, a Director of American Standard Inc. ("ASI") and American Standard Companies Inc. ("ASD"), each a Delaware corporation (ASI and ASD being referred to hereinafter collectively as the "Corporations"), does hereby constitute and appoint Richard A. Kalaher and Frederick C. Paine, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     a. One or more Registration Statements of the Corporation on an appropriate form, proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), debt securities of ASI, which subject to the requirements applicable to any particular Form of Registration Statement under the Securities Act may be guaranteed by ASD, in one or more series in an aggregate principal amount not to exceed One Billion Dollars ("Debt Securities"), to be offered for sale to the public and bearing such rate of interest and having such maturity and other terms as the authorized officers of the Corporation shall approve; and


     b. Any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statement or Statements;

and any and all other documents and instruments in connection with the offering and sale of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with
(a) the Securities Act and the other federal securities laws of the United States of America (including, without limitation, the Securities Exchange Act of
1934) and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (c) the rules and regulations of the New York Stock Exchange or any other national or foreign securities exchange or authorized interdealer quotation system, (d) the requirements of the National Association of Securities Dealers, Inc. and (e) the securities laws of any foreign jurisdiction, including, without limitation, Canada; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25 day of July, 1997.



                                                  /s/ Joseph S. Schuchert
                                                  -------------------------
                                          Name:   Joseph S. Schuchert
                                          Title:  Director